Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

Note 16 — Income Taxes

Income (loss) before provision for income taxes for the years ended December 31, 2021 and 2020 consisted of the following (in thousands):

	December 31, 2021	December 31, 2020
U.S.	$23,403	$(16,667)
Foreign	—	—
Income (loss) before provision for income taxes	$23,403	$(16,667)

The income tax (benefit)/expense for the years ended December 31, 2021 and 2020 consisted of the following (in thousands):

	December 31, 2021	December 31, 2020
Current:
Federal	$—	$—
State	2	—
Foreign	—	—
Total current income tax (benefit) expense	$2	$—
Deferred:
Federal	$—	$—
State	—	—
Foreign	—	—
Total deferred income tax expense (benefit)	—	—
Income tax expense (benefit)	$2	$—

The reconciliation between the provision for income tax expense and the amount of income tax computed by applying the U.S. federal statutory rate to income before provision for income taxes as shown in the accompanying consolidated statements of operations and other comprehensive loss for the years ended December 31, 2021 and 2020 consisted of the following:

	December 31, 2021	December 31, 2020
Tax provision at U.S. federal statutory rate	21.00%	—%
Nondeductible expenses	0.11	—
Fair value adjustments on earnout interests liability	(65.06)	—
Fair value adjustments on derivative liability	(16.60)	—
Fair value adjustments on convertible notes	12.66	—
Transaction costs	(21.91)	—
R&D credit	(3.18)	—
State taxes, net of federal benefit	(20.33)	—
Change in valuation allowance adjustment	92.00	—
Other	1.32	—
Effective tax rate	0.01%	—%

The Company’s components of deferred tax assets and liabilities for the years ended December 31, 2021 and 2020 consisted of the following (in thousands):

	December 31, 2021	December 31, 2020
Deferred tax assets:
Net operating loss carryover	$18,649	$—
General business and other tax credits	1,180	—
Intangible assets	2,376	—
Other non-current deferred tax assets	603	—
Subtotal	22,808	—
Valuation allowance	(21,530)	—
Total	$1,278	$—

Deferred tax liabilities:
Fixed assets	$(1,278)	$—
Total	$(1,278)	$—

Net deferred tax asset	$—	$—

The Company had net operating loss carryforwards for tax purposes of $130.9 million as of December 31, 2021. This is comprised of approximately $71.1 million of federal net operating loss carryovers and approximately $59.8 million of state net operating loss carryovers. The federal net operating loss has an indefinite carryforward period, and the state net operating loss carryovers may expire between 2036 and 2041.

As of December 31, 2021, federal research and development credit carryforwards of $0.7 million which will begin to expire in 2041 and California research and development credit carryforwards of $0.5 million, which do not expire.

As of December 31, 2021, the Company recorded a full valuation allowance of $21.5 million against the net deferred tax asset balance as realization is uncertain due to a history of net operating losses. Upon reversal of the valuation allowance, approximately $2.4 million is expected to benefit additional paid in capital and remaining balance of the valuation allowance will benefit income tax expense.

The Company files income tax returns in the U.S. federal jurisdiction, and various state jurisdictions. The Company is not currently under audit by the Internal Revenue Service or other similar tax authorities and generally is no longer subject to examination for tax years prior to 2017.

The Company had no unrecognized tax benefits for the years ended December 31, 2021 and 2020. Interest and penalties related to unrecognized tax benefits are recognized in operating expenses. No such interest and penalties were recognized during the years ended December 31, 2021 and 2020. The Company does not expect the amount of unrecognized tax benefits will materially change in the next twelve months.